UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  October 16, 2008

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NUTRACEA
(Exact Name of Registrant as Specified in Charter)

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California	0-32565	87-0673375
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5090 N. 40th Street, Suite 400 Phoenix, AZ	85018
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (602) 522-3000

(Former name or Former Address, if Changed Since Last Report.)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01   Entry Into a Material Definitive Agreement

On October 16, 2008, NutraCea entered into a Placement Agency Agreement (the “Placement Agency Agreement”), with Rodman & Renshaw, LLC, as placement agent, relating to the issuance and sale by NutraCea of up to 5,000 shares of its Series D Convertible Preferred Stock (“Preferred Stock”), warrants to purchase up to 9,090,010 shares of its common stock, and warrants to purchase up to 5,000 shares of its Preferred Stock.

We are offering the Preferred Stock and warrants in units consisting of one share of Preferred Stock together with a warrant to purchase 909.09 shares of common stock at an exercise price of $0.55 per share of common stock (“Series A Warrant”), a warrant to purchase one share of Preferred Stock at an exercise price of $1,000 per share of Preferred Stock (“Series B Warrant”), and a warrant to purchase 909.09 shares of common stock at an exercise price of $0.55 per share of common stock (“Series C Warrant”, and, together with the Series A Warrant and Series B Warrant, the “Warrants”)  to the signatories to the Securities Purchase Agreement (as defined below) at a price of $1,000 per unit.  The Series A Warrant may be exercised immediately and through and including October 20, 2013.  The Series B Warrant may be exercised immediately and through and including December 19, 2008.  The Series C Warrant may be exercised immediately and through and including December 20, 2013.  A copy of the form of Placement Agency Agreement is attached as Exhibit 1.1 to this report and is incorporated herein by reference. A copy of the form of the Series A Warrant, the Series B Warrant and the Series C Warrant are attached as Exhibit 4.1, Exhibit 4.2 and Exhibit 4.3, respectively, to this report and are incorporated herein by reference. The descriptions of the Warrants are a summary only, do not purport to be complete and are qualified in their entirety by reference to the Exhibits.

In connection with the offering, NutraCea entered into a Securities Purchase Agreement, dated October 16, 2008 (the “Securities Purchase Agreement”), with each investor signatory thereto. The form of Securities Purchase Agreement is attached as Exhibit 10.1 to this report and is incorporated herein by reference.  NutraCea expects the closing of the offering to occur on October 20, 2008.

Rodman & Renshaw, LLC acted as placement agent, on a best efforts basis, for the offering and will receive a placement fee equal to 6% of the gross purchase price of the units (excluding any consideration that may be paid in the future upon exercise of the Warrants) as well as warrants to purchase 545,454 shares of Common Stock at an exercise price of $0.6875 per share and up to an additional 545,454 shares of Common Stock upon conversion of Preferred Stock issued upon exercise of the Series B Warrants. These placement agent warrants may be exercised immediately through and including October 20, 2013.

NutraCea is making the offering and sale of the units pursuant to a shelf registration statement on Form S-3 (Registration No. 333-148929) (“Registration Statement”) declared effective by the Securities and Exchange Commission on April 8, 2008, and a base prospectus dated April 24, 2008, as supplemented by a prospectus supplement dated October 16, 2008 which was filed with the Securities and Exchange Commission on October 20, 2008 pursuant to Rule 424(b) of the Securities Act of 1933, as amended.

Item 2.03   Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Item 1.01 and Item 3.03 are incorporated herein by reference.

Item 3.03   Material Modification to Rights of Security Holders

On October 17, 2008, NutraCea filed a Certificate of Determination, Preferences and Rights of the Series D Convertible Preferred Stock of NutraCea (“Certificate of Determination”) with the Secretary of State of the State of California establishing the Preferred Stock in connection with the offering of the Preferred Stock pursuant to the Registration Statement.  The Preferred Stock accrues an 8% per annum preferred dividend.  All shares of capital stock of NutraCea are junior in rank to the Preferred Stock with respect to preferences as to dividends, distributions and payments upon the liquidation, dissolution and winding up of NutraCea.  In the event of liquidation, dissolution or winding up of NutraCea, the holders of Preferred Stock are entitled to receive in cash out of the assets of NutraCea before any amount is paid to holders of the capital stock of NutraCea of any class junior in rank to the Preferred Stock an amount per share equal to 135% of the purchase price paid for such Preferred Stock, subject to adjustment as provided in the Certificate of Determination.  The Preferred Stock is subject to redemption by NutraCea at any time, subject to certain limitations as set forth in the Certificate of Determination, at a price equal to 110% of the aggregate stated value of the Preferred Stock being redeemed plus accrued and unpaid dividends thereon.  If not earlier redeemed, commencing on February 1, 2009, the Preferred Stock shall be automatically converted into common stock or redeemed for cash over 9 months in 9 equal monthly installments in accordance with the terms and conditions of the Certificate of Determination.  The terms and conditions of the Preferred Stock are described under the heading “Description of Preferred Stock” in the prospectus supplement to the prospectus included in the Registration Statement. The foregoing description of the rights, preferences and privileges of the Preferred Stock is a summary, does not purport to be complete and is qualified in its entirety by the full text of the Certificate of Determination, which is attached hereto as Exhibit 3.1 and incorporated by reference herein.

Item 5.03.   Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Item 3.03 is incorporated herein by reference.

Item 9.01   Financial Statements and Exhibits

(d) Exhibits.

Exhibit
No.	Description
1.1	Form of Placement Agency Agreement, dated October 16, 2008, by and between NutraCea and Rodman & Renshaw, LLC.

3.1	Certificate of Determination, Preferences and Rights of the Series D Convertible Preferred Stock of NutraCea

4.1	Form of Series A Warrant.

4.2	Form of Series B Warrant.

4.3	Form of Series C Warrant.

5.1	Opinion of Weintraub Genshlea Chediak.

10.1	Form of Securities Purchase Agreement, dated as of October 16, 2008, by and between NutraCea and each investor signatory thereto.

23.1	Consent of Weintraub Genshlea Chediak (included in Exhibit 5.1).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NUTRACEA

Date: October 17, 2008	By:	/s/ Brad Edson
Brad Edson
Chief Executive Officer
(Duly Authorized Officer)